An Ideal IRA Choice!

Defined Asset Funds[SM]

The Select S&P Industrial Portfolio
1997 Series
Take indexing to a new level . . .
[Logo] Merrill Lynch

Indexing - it's a strategy that many investors choose to mirror the returns of major indices. Instead of replicating an index, why not take a step beyond indexing?

The Defined Asset Funds(SM)
Select S&P Industrial Portfolio can help.

The Portfolio

The Select S&P Industrial Portfolio singles out stocks within the S&P Industrial Index,* using a contrarian four-part screening process. The resulting 15 stock Portfolio seeks to provide a combination of value, capital appreciation and current dividend income. Although the Portfolio is a one-year investment, it's based on a disciplined Strategy that you can hold for the long term. We recommend you continue this Strategy for at least three to five years by rolling over into successor Portfolios, if available.

The Selection Process

The stocks included in the Portfolio are selected through a disciplined screening process:

1. Defining the Universe:

Defined Asset Funds began with the S&P Industrial Index and removed any stocks that were a part of the Dow Jones Industrial Average (DJIA).*

* "Standard & Poor's," "S&P" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's. The name "Dow Jones Industrial Average" is the property of Dow Jones & Company, Incorporated.


2. Quality Screen:

Only stocks that were rated A+ or A by Standard & Poor's were considered.

3. Market Capitalization:

The stocks were then ranked by their market capitalization from highest to lowest, and the lowest 25% were eliminated.

4. Highest Dividend Yield:

The remaining stocks were ranked according to dividend yield. Only the 15 highest dividend-yielding stocks were selected for the Portfolio.

Hypothetical Results

We analyzed the hypothetical returns of $10,000 invested over the last 25 years in the Strategy (not any Portfolio) as compared to the DJIA, S&P 500 Index* and the S&P Industrial Index. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy would have underperformed the DJIA in 11, the S&P 500 in 10, and the S&P Industrial Index in 9 of the last 25 years and would have produced a loss in only 3 of those years.

Defining Your Risks

The Portfolio is for investors who can assume the risks associated with equity investments. The value will fluctuate with the prices of the underlying stocks and the sale price may be more or less than the original cost. There can be no assurance that dividend rates will be maintained or that stock prices will not decrease. Generally, dividends and any gains will be subject to tax each year. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 28%. [A mountain chart, captioned "Hypothetical Performance of the Strategy (not any Portfolio) Growth of $10,000 invested in 1972 through 9/30/97" compares the cumulative annual performance from 1972 through 9/30/97 of the Strategy (ochre), the Dow Jones Industrial Average (DJIA) (pink), the S&P 500 Index (purple) and the S&P Industrial Index (green). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart.** The horizontal or (Y) axis compares the cumulative annual performance by YEAR , from 1972 through 9/30/97. The vertical or (X) axis reflects DOLLAR AMOUNT value for each index from 1972 ending 9/30/97. The initial value of each investment is $10,000. Throughout the period from 1972 through September 30, 1997, increases in each investment build towards the right vertical or (X) axis. At the end of this period, the right vertical or (X) axis, reflects the ending value of the STRATEGY ($442,689), the ending value of the DJIA ($251,377), the ending value of the S&P 500 Index ($237,872) and the ending value of the S&P Industrial Index ($231,578).]

** Net of Portfolio sales charges (2.75% for the first year, 1.75% for each subsequent year) and estimated expenses (about 0.22% a year).


Past performance of the Strategy is no guarantee of future results of any Portfolio. There can be no assurance that any Portfolio will outperform these indices. Returns assume dividends were reinvested at each year end and do not reflect commissions or taxes. The DJIA, S&P 500 Index and the S&P Industrial Index do not reflect sales charges and expenses.

Select Now!

You can get started with the Select S&P Industrial Portfolio with as little as $250. Call your financial professional for a free prospectus containing more complete information, including charges and expenses. Please read it carefully before investing.



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      the Select S&P Industrial Portfolio
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[Copyright]1997 Merrill Lynch, Pierce, Fenner & Smith Incorporated, Member
SIPC.